Franklin Federal
Money Fund


PROSPECTUS      November 1, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777     1-800/DIAL BEN





Franklin Federal Money Fund (the "Fund") is a no-load, open-end, diversified management investment company. The Fund seeks to achieve:

                       * HIGH CURRENT INCOME * LIQUIDITY

                             * CAPITAL PRESERVATION

THE FUND, UNLIKE MOST FUNDS WHICH INVEST DIRECTLY IN SECURITIES, SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN SHARES OF THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A SEPARATE SERIES OF THE MONEY MARKET PORTFOLIOS ("MONEY MARKET"), WHOSE INVESTMENT OBJECTIVE IS THE SAME AS THAT OF THE FUND. AT THE PRESENT TIME, IT IS THE PORTFOLIO'S POLICY TO LIMIT ITS PORTFOLIO INVESTMENTS TO U.S. TREASURY BILLS, NOTES AND BONDS AND TO REPURCHASE AGREEMENTS COLLATERALIZED ONLY BY SUCH SECURITIES. THERE CAN, OF COURSE, BE NO ASSURANCE THAT THIS OBJECTIVE WILL BE ACHIEVED.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Fund, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc.
("Distributors"), at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                Page

Expense Table...........................   2

Financial Highlights....................   4

About the Fund..........................   4

Investment Objective and
 Policies of the Fund...................   5

Administration of the Fund..............   8

Distributions to Shareholders...........  10

Taxation of the Fund and
 Its Shareholders.......................  11

How to Buy Shares of the Fund...........  11

How to Sell Shares of the Fund..........  13



Other Programs and Privileges
 Available to Fund Shareholders.........  18

Exchange Privilege......................  20

Telephone Transactions..................  22

Valuation of Fund Shares................  23

How to Get Information Regarding
 an Investment in the Fund..............  24

Performance.............................  24

General Information.....................  25

Account Registrations...................  26

Important Notice Regarding
 Taxpayer IRS Certifications............  27


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate annualized operating expenses of the Fund and the Fund's proportionate share of the Portfolio's expenses, before fee waivers and expense reductions, for the fiscal year ended June 30, 1995.

Shareholder Transaction Expenses
Exchange Fee..............................................      $5.00*
Annualized Fund Operating Expenses
 (as a percentage of average net assets)
Management and Administration Fees........................       0.57%**
Other Expenses of the Fund and the Portfolio..............       0.31%
Total Fund Operating Expenses.............................       0.88%**


*$5.00 fee is imposed only on Timing Accounts, as described under "Exchange Privilege." All other exchanges are processed without a fee.

**This amount includes management fees of the Portfolio equal to 0.15% and annualized administration fees of the Fund (annualized from December 1, 1994 through June 30, 1995 to reflect a change in the Fund's fiscal year end from November 30 to June 30) equal to 0.42%. The Portfolio's investment manager has agreed in advance, however, to waive a portion of its management fees to ensure total aggregate operating expenses of the Fund and the Portfolio are not higher than if the Fund were not to invest all of its assets in the Portfolio. With this waiver, management fees represented 0.14% of the average net assets of the Fund. Total operating expenses of the Fund, including the Fund's proportionate share of the Portfolio's expenses, were 0.87% of the Fund's average net assets. This arrangement may be terminated by the Portfolio's investment manager at any time.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period:

                  One year        Three years     Five years      Ten years

                     $9               $28             $49           $108

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUALIZED OPERATING EXPENSES, BEFORE FEE WAIVERS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

The preceding table summarizes the aggregate fees and expenses incurred by both the Fund and the Portfolio. The Board of Directors of the Fund considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under the Fund's policy of investing all of its assets in shares of the Portfolio, and such fees and expenses the Fund would pay if it continued to invest directly in various types of money market instruments. This arrangement, whereby the Fund invests all of its assets in shares of the Portfolio, enables various institutional investors, including the Fund and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies. Accordingly, the Board of Directors concluded that the aggregate expenses of the Fund and the Portfolio were expected to be lower than the expenses that would be incurred by the Fund if it continued to invest directly in various types of money market instruments. Of course, there is no guarantee or assurance that asset growth and lower expenses will be recognized. The Fund's administrator and the Portfolio's investment manager, however, has agreed in advance to limit expenses so that in no event will shareholders of the Fund incur higher expenses than if the Fund continued to invest directly in various types of money market instruments. Further information regarding the Fund's and the Portfolio's fees and expenses is included under "Administration of the Fund."


Financial Highlights

Set forth below is a table containing financial highlights for a share outstanding throughout the nine fiscal years ended November 30, 1994 and the seven month period ended June 30, 1995. The information for each of the five fiscal years in the period ended November 30, 1994 and the seven month period ended June 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated June 30, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information."


                          Seven Months

                              Ended                                       Year Ended November 30,

                          June 30, 1995   1994    1993      1992        1991       1990       1989       1988      1987      1986

Per Share Operating
 Performance
Net asset value at
 beginning of period..      $1.00       $1.00     $1.00     $1.00      $1.00      $1.00     $1.00      $1.00      $1.00     $1.00
Net investment income.        .029        .031      .022      .029       .053       .074      .081       .063       .054      .057
Distributions from net
 investment income....       (.029)      (.031)    (.022)    (.029)     (.053)     (.074)    (.081)     (.063)     (.054)    (.057)
Net asset value
 at end of period.....      $1.00       $1.00     $1.00     $1.00      $1.00      $1.00     $1.00      $1.00      $1.00     $1.00

Total return**........       2.92%       3.15%     2.22%     2.97%      5.42%      7.69%     8.45%      6.50%      5.53%     5.86%
Ratios/Supplemental
 Data
Net assets at end of period
 (in 000's)...........     $139,286   $168,530  $120,933   $134,931  $211,249     $196,535  $130,743   $156,042  $140,548  $129,997
Ratio of expenses to
 average net assets++.        .87%*+      .98%+     .90%      .85%       .79%       .81%      .88%       .96%      1.02%     1.03%
Ratio of net investment
 income to average net
 assets...............       4.93%*      3.15%     2.20%     2.95%      5.26%      7.33%     8.24%      6.27%      5.43%     5.66%

*Annualized.

**Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends at net asset value and is not annualized.

+During the periods indicated, the investment manager of the Portfolio agreed in advance to waive a portion of its management fees. Had such action not been taken, the Fund's ratio of expenses to average net assets would have been as follows:




                                            Ratio of
                                            Expenses
                                           to Average
                                          Net Assets++

1994..................................        .99%
1995..................................        .88%

++Beginning with the Fund's 1994 fiscal year, the expense ratio includes the Fund's share of the Portfolio's allocated expenses.



About the Fund



The Fund is a no-load, open-end, diversified management investment company, commonly called a mutual fund. The Fund was incorporated under the laws of the state of California on April 8, 1980, and has registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that this will be achieved. Although a shareholder may write redemption drafts (similar to checks) against the account, the purchase of shares of the Fund does not create a checking or other bank account.

Shares of the Fund may be purchased at net asset value (without a sales charge) with an initial investment of at least $500 and subsequent investments of $25 or more. (See "How to Buy Shares of the Fund.")

Certain funds in the Franklin Templeton Funds, as that term is defined under "Other Programs and Privileges Available to Fund Shareholders - Rights of Accumulation," currently offer their shares in two "classes," designated "Class I" and "Class II." Classes of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes. Shares of the Fund may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.


Investment Objective
and Policies of the Fund



The investment objective of the Fund is to obtain as high a level of current income (in the context of the type of investments available to the Fund) as is consistent with capital preservation and liquidity. The Fund pursues its investment objective by investing all of its assets in the Portfolio, which has the same investment objectives and substantially similar policies and restrictions as the Fund. The Portfolio is a separate diversified series of Money Market, an open-end management investment company. Shares of the Portfolio are acquired by the Fund at net asset value with no sales charge. Accordingly, an investment in the Fund is an indirect investment in the Portfolio. As with any other investment, there is no assurance that the Fund's objective will be achieved.

Special Information Regarding the
Fund's Master/Feeder Fund Structure

The investment objectives of both the Fund and the Portfolio are fundamental and may not be changed without shareholder approval. The investment policies of the Fund, fundamental and non-fundamental, are substantially similar to those described herein with respect to the Portfolio except that, in all cases, the Fund is permitted to pursue such policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and limitations as the Fund. Any additional exceptions are noted below. Information on administration and expenses is included under "Administration of the Fund." See the SAI for further information regarding the Fund's and the Portfolio's investment restrictions. The Fund's investment of all its assets in the Portfolio was previously approved by shareholders of the Fund.

An investment in the Fund may be subject to certain risks due to the Fund's structure, such as the potential that upon redemption by other future shareholders in the Portfolio, the Fund's expenses may increase or the economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. Further, in the event that the shareholders of the Fund do not approve a proposed future change in the Fund's objective or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies. If the Board of Directors of the Fund considers that it is in the best interest of the Fund to do so, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board of Directors of the Fund would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity having substantially similar investment objectives and policies as the Fund, or the hiring of an investment advisor to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses. Further, the Fund's structure is a relatively new format which often results in certain operational and other complexities. The Franklin organization, however, was one of the first mutual fund complexes in the country to implement such a structure, and the directors do not believe that the additional complexities outweigh the potential benefits to be gained by shareholders.

The Franklin Group of Funds(R) has another fund which invests in the Portfolio. In the future, other funds may be created which may invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. The Fund or the Fund's administrator will forward to any interested shareholder additional information, including a prospectus and statement of additional information, if requested, regarding such other funds through which they may make investments in the Portfolio. Investors interested in obtaining information about such funds may contact the departments listed under "How to Get Information Regarding an Investment in the Fund."

The Portfolio is a series of Money Market, a management investment company registered under the 1940 Act. Money Market is a Delaware business trust organized on June 16, 1992 and is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. Money Market currently issues shares in two separate series; however, additional series may be added in the future by the Board of Trustees of Money Market, the assets and liabilities of which will be separate and distinct from any other series.

Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

Quality, Diversification and Maturity Standards

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Portfolio limits its investments to U.S government securities (as discussed below) or U.S. dollar-denominated instruments which the Board of Trustees of Money Market determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations, or which are unrated but of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). The Portfolio maintains a dollar-weighted average maturity of the securities in its portfolio of 90 days or less. The Portfolio will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. government securities, rated in the highest category by the requisite number of rating organizations, except that the Portfolio may exceed that limit as permitted by Rule 2a-7 for a period of up to three business days; and the Portfolio will not invest (a) the greater of 1% of the Portfolio's total assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category and (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category. These procedures are a fundamental policy of the Portfolio and the Fund, except to the extent that the Fund invests all of its assets in another registered investment company having substantially similar investment objectives and policies as the Fund.

Because the Portfolio limits its investments to high quality securities, the Portfolio, and thus the Fund, will generally earn lower yields than if the Portfolio purchased securities with a lower rating and correspondingly higher expected rate of return.

Types of Securities the Fund
(or the Portfolio) May Purchase

U S. Government Securities. The Portfolio may invest only in marketable securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government or in repurchase agreements (as described below) collateralized by such securities. As a fundamental policy, subject to change only by shareholder approval, the Portfolio will invest only in obligations, including U.S. Treasury bills, notes, bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, which are issued or guaranteed by the U.S. government or which carry a guarantee that is supported by the full faith and credit of the U.S. government. Repurchase agreements with respect to obligations issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government are included within this fundamental policy.

At the present time, it is the Portfolio's policy to limit its government investments to U.S. Treasury bills, notes and bonds and to repurchase agreements collateralized only by such securities. This policy may only be changed upon 30 days' written notice to shareholders and to the National Association of Insurance Commissioners.

Other Strategies

Repurchase Agreements. The Portfolio may engage in repurchase transactions, in which the Portfolio purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Portfolio's investment manager. A repurchase agreement is deemed to be a loan under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian approved by Money Market's Board of Trustees and will be held pursuant to a written agreement.

The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Portfolio's total assets would be invested in such repurchase agreements, together with any other investment the Portfolio may hold for which market quotations are not readily available. Securities subject to repurchase agreements will be deemed to have a maturity date coincident with the date upon which the Portfolio has agreed to resell such securities.

Loans of Portfolio Securities. As approved by the Board of Trustees of Money Market and subject to the following conditions, the Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Portfolio's total assets at the time of the most recent loan, and further provided that the borrower deposits and maintains 102% collateral for the benefit of the Portfolio. The lending of securities is a common practice in the securities industry. The Portfolio engages in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Other Policies. The Portfolio may borrow from banks, for temporary emergency purposes only, and pledge its assets for such loans, up to 10% of the Portfolio's total net assets. No new investments will be made by the Portfolio while any outstanding loans exceed 5% of its total net assets.

Depending on its view of market conditions and cash requirements, the Portfolio may or may not hold securities purchased until maturity. The yield on certain instruments held by the Portfolio may decline if sold prior to maturity.

Whenever the Portfolio's investment manager believes market conditions are such that yields could be increased by actively trading the portfolio securities to take advantage of short-term market variations, the Portfolio may do so without restriction or limitation (subject to the tax requirements for qualification as a regulated investment company). This practice will not likely have an adverse impact on the Portfolio's income or net asset value, as brokerage commissions are not normally charged on the purchase or sale of money market instruments.

The Fund believes that its, and the Portfolio's, investment policies, as stated in this Prospectus and the SAI make the Fund a permissible investment for federal credit unions, based on the Fund's understanding of the laws and regulations governing credit union regulations as of September 30, 1994. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Please see the SAI ("Additional Information Regarding the Fund's Investment Objective and Policies - Credit Union Investment Regulations") for details.

The investment objectives and policies stated above are fundamental policies and may not be changed without shareholder approval. The Fund and the Portfolio are subject to a number of additional investment restrictions, some of which may be changed only with approval of a majority of either the Fund's or the Portfolio's outstanding voting securities. For more information concerning the policies discussed above, please see the SAI.


Administration of the Fund



The Fund's Board of Directors (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations. The Board, with all disinterested directors as well as the interested directors voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from the Fund and Money Market having substantially the same boards. The procedures call for an annual review of the Fund's relationship with the Portfolio, and in the event a conflict is deemed to exist, the boards may take action, up to and including the establishment of a new board of directors or board of trustees. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest" in the SAI for a summary of the conflict of interest procedures and "Officers and Directors" for information concerning the officers and directors of the Fund and the officers and trustees of Money Market.

Franklin Advisers, Inc. ("Advisers") serves as the Fund's administrator and the Portfolio's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

Pursuant to an administration agreement, Advisers provides various administrative, statistical, and other services to the Fund. The Fund is responsible for its own operating expenses including, but not limited to, Advisers' administration fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of directors who are not members of, affiliated with or interested persons of Advisers; salaries of any personnel not affiliated with Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses relating to the Fund's operations; filing fees; brokerage fees and commissions, if any; costs of registering and maintaining registration of the Fund's shares under federal and state securities laws; plus any extraordinary and non-recurring expenses.

The Portfolio has a management agreement with Advisers which provides for the supervision and implementation of the Portfolio's investment activities and certain administrative services and facilities which are necessary to conduct the Portfolio's business.

Under the management agreement with Advisers, the Portfolio is obligated to pay Advisers a fee, computed daily and payable monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. The Portfolio is responsible for its own operating expenses, including, but not limited to: Advisers' fee; taxes, if any; legal and auditing fees; fees and costs of its custodian; the fees and expenses of trustees who are not members of, affiliated with or interested persons of Advisers; salaries of any personnel not affiliated with Advisers; insurance premiums, trade association dues, and expenses of obtaining quotations for calculating the value of the Portfolio's net assets; printing and other expenses relating to the Portfolio's operations; filing fees; brokerage fees and commissions, if any; costs of registering and maintaining registration of the Portfolio's shares under federal and state securities laws; plus any extraordinary and non-recurring expenses.

Fund shareholders will bear a portion of the Portfolio's operating expenses, including its management fee, to the extent that the Fund, as a shareholder of the Portfolio, bears such expenses. The portion of the Portfolio's expenses borne by the Fund is dependent upon the number of other shareholders of the Portfolio, if any.

Advisers has agreed in advance to waive a portion of its management fees to ensure total aggregate operating expenses of the Fund and the Portfolio are not higher than if the Fund were not to invest all of its assets in the Portfolio. During the seven month period ended June 30, 1995, the Fund's proportionate share of the Portfolio's management fees and the Fund's administration fees, before any advance waiver, represented an annualized amount equal to 0.15% and 0.42%, respectively, of the average daily net assets of the Fund. Total operating expenses, including management fees before any advance waiver and administration fees, would have represented an annualized amount equal to 0.88% of the average daily net assets of the Fund. Pursuant to an agreement by Advisers to limit its management fees, the Fund's proportionate share of the Portfolio's management fees actually paid represented 0.14%, on an annualized basis, of the Fund's average daily net assets and the Fund's annualized operating expenses totaled 0.87%. This arrangement may be terminated by Advisers at any time.

It is not anticipated that the Portfolio or the Fund will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded on a "net" basis, that is, in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. In the event that the Portfolio does participate in transactions involving brokerage commissions, it is Advisers' responsibility to select brokers through which such transactions will be effected. Advisers tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, Advisers will consider the furnishing of quotations and of other market services, research, statistical and other data for Advisers and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.


Distributions to Shareholders



The Fund declares dividends for each day that the Fund's net asset value is calculated, payable to shareholders of record as of the close of business the preceding day. The amount of dividends may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Fund's net investment income. The Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are automatically reinvested daily in the form of additional shares of the Fund at the net asset value per share at the close of business each day.

The Fund's daily dividend consists of the income dividends paid by the Portfolio. The Portfolio's daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share), less amortization of any premium paid on the purchase of portfolio securities and the expenses of the Portfolio.

The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.

The SAI includes a further discussion of distributions.

Dividends in Cash

Shareholders may request to have their dividends paid out monthly in cash by notifying Investor Services. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last business day of the month and the proceeds will be paid to them in cash. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(R) or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.


Taxation of the Fund and Its Shareholders



The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares of the Fund and to distributions and redemption proceeds received from the Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to such distributions.


How to Buy Shares of the Fund



Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares, and by the Fund directly. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. All shares of the Fund are purchased at the net asset value, without a sales charge, next determined after receipt of a purchase order in proper form. The minimum initial investment is $500 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group.

Purchases in proper form received by the Fund prior to 3:00 p.m. Pacific time will be credited to the shareholder's account on that business day. If received after 3:00 p.m., the purchase will be credited the following business day. Many of the types of instruments in which the Fund (through the Portfolio) invests must be paid for in federal funds, which are monies held by its custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event, shares of the Fund will be purchased at the net asset value next determined after receipt of the order and payments.

Shares may be purchased in any of the following ways:

By Mail

(1) For an initial investment, include the completed Shareholder Application contained in this Prospectus. For subsequent investments, the deposit slips which are included with the shareholder's monthly statement or checkbook (if one has been requested) may be used, or the shareholder should reference the account number on the check.

(2) Make the check, Federal Reserve draft or negotiable bank draft payable to Franklin Federal Money Fund. Instruments drawn on other investment companies may not be accepted.

(3) Send the check, Federal Reserve draft or negotiable bank draft to Franklin Federal Money Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

By Wire

(1) Call Franklin's Shareholder Services Department at 1-800/632-2301. If that line is busy, call 415/312-2000 collect, to advise that funds will be wired for investment. The Fund will supply a wire control number for the investment. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(2) Wire funds to Bank of America, ABA routing number 121000358, for credit to Franklin Federal Money Fund, A/C 1493-3-04779. The wire control number and shareholder's name must be included. Wired funds received by the Bank and reported by the Bank to the Fund by 3:00 p.m. Pacific time are normally credited on that day. Later wires are credited the following business day.

(3) If the purchase is not to an existing account, a completed Shareholder Application must be sent to Franklin Federal Money Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, to assure proper credit for the wire.

Through Securities Dealers

Investors may, if they wish, invest in the Fund by purchasing shares through a securities dealer as noted above. Securities dealers which process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge. In certain states, shares of the Fund may be purchased only through registered securities dealers.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program.

General

The Fund and Distributors reserve the right to reject any order for the purchase of shares of the Fund. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

The Fund may impose a $10 charge for each returned item against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

If the purchase or sale of Fund shares with the assistance of certain banks were deemed to be an impermissible activity for such bank under the Glass-Steagall Act or other federal laws, such activities would likely be discontinued by such bank. Investors utilizing such bank assistance would then be able to seek other avenues to invest in Fund shares, such as securities dealers registered with the SEC or from the Fund directly.


How to Sell Shares of the Fund



All or any part of a shareholder's investment may be converted into cash, without penalty or charge, by redeeming shares in any one of the methods discussed below on any day the New York Stock Exchange (the "Exchange") is open for trading. Regardless of the method of redemption, payment for the shareholder's redeemed shares will be sent within seven days after receipt of the redemption request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with such instruments will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. Shareholders are requested to provide a telephone number where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with Internal Revenue Service ("IRS") regulations. To liquidate a retirement plan account, a shareholder or the shareholder's securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms. Tax penalties will generally apply to any distribution from such plans to a participant under age 591/2, unless the distribution meets one of the exceptions set forth in the Code.

Shares may be redeemed in any of the following ways:

1. By Check

The Fund will supply redemption drafts (which are similar to checks and are referred to as checks throughout this Prospectus) to shareholders who have requested them on the Shareholder Application. The election of the check redemption procedure does not create a checking account or other bank account relationship between a shareholder and the Fund or any bank. These checks are drawn through the Fund's custodian, Bank of America NT & SA (the "Custodian" or "Bank"). Shareholders will generally not be able to convert a check drawn on the Fund account into a certified or cashier's check by presentation at the Fund's Custodian. The shareholder may make checks payable to the order of any person in any amount not less than $100. There is no charge to the shareholder for this check redemption procedure.

When such a check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared. Shares will be redeemed at their net asset value next determined after receipt of a check which does not exceed the collected balance of the account. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check.

Because the Fund is not a bank, no assurance can be given that stop payment orders on checks written by shareholders will be effective. The Fund, however, will use its best efforts to see that such orders are carried out.

Shareholders will be subject to the right of the Bank to return unpaid checks in amounts exceeding the collected balance of their account at the time the check is presented for payment. Checks should not be used to close a Fund account because, when the check is written, the shareholder will not know the exact total value of the account on the day the check clears.

The Bank reserves the right to terminate this service at any time upon notice to shareholders.

2. By Telephone

A shareholder may redeem shares by telephoning the Fund at 1-800/632-2301. Payment of redemption requests of $1,000 or less (once per business day) will be sent by mail to the shareholder's address as reflected on the Fund's records. For payments over $1,000, the shareholder must complete the "Wire Redemptions Privilege" section of the Shareholder Application. Proceeds will then be wired directly to the commercial bank or brokerage firm designated by the shareholder. Wires will not be sent for redemption requests of $1,000 or less. Shareholders may have redemption proceeds of over $1,000, up to $50,000 per day per Fund account, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts," sent directly to their address of record by filing a completed Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement") included with this Prospectus. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling the number above. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

Telephone redemption requests received before 3:00 p.m. Pacific time on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Wire payments will be transmitted the next business day following receipt prior to 3:00 p.m. Pacific time of a request for redemption in proper form. Shareholders may wish to allow for longer processing time if they want to assure that redemption proceeds will be available at a specific time for a specific transaction. Shareholders may be able to have redemption proceeds wired to an escrow account the same day, provided that the request is received prior to 9:00 a.m. Pacific time.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.

Redemption instructions must include the shareholder's name and account number and be called to the Fund. No shares for which share certificates have been issued may be redeemed by telephone instructions. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563. The telephone redemption privilege may be modified or discontinued by the Fund at any time upon 60 days' notice to shareholders.

3. By Mail

A shareholder may redeem all or a portion of the shares owned by the shareholder by sending a letter to Investor Services, at the address shown on the back cover of this Prospectus, requesting redemption and surrendering share certificates if any have been issued.

4. Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The documents described under "Important Things to Remember When Redeeming Shares" below, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Important Things to Remember
When Redeeming Shares

Written requests for redemption must be signed by all registered owners.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signatures guaranteed as referenced below. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Written requests for redemption, all share certificates, and all certificate assignment forms should be sent to the Fund or Investor Services at the address shown on the back cover of this Prospectus.

Payment for written requests for redemption will be sent within seven days after receipt of the request in proper form. Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, assignments, signature guarantees and other documentation as may be required by Investor Services. The amount received upon redemption may be more or less than the shareholder's original investment. Redemptions may be suspended under certain limited circumstances pursuant to rules adopted by the SEC.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to any shareholder or other person for a redemption payment by wire which for any reason may not be processed as described in this section.

Contingent Deferred Sales Charge

The Fund does not impose either a front-end or a contingent deferred sales charge. If, however, the shares redeemed were shares acquired by exchange from another of the Franklin Templeton Funds, as defined under "Rights of Accumulation," which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Unless otherwise specified, requests for redemptions for a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Other Programs and Privileges
Available to Fund Shareholders



Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account, or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and any capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the shareholder's securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder monthly to reflect the daily dividends reinvested, as well as after each transaction which affects the shareholder's account, except a redemption effected by check. This statement will also show the total number of Fund shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the shareholder's account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. Retirement plans subject to mandatory distribution requirements are not subject to the $50 minimum. The plan may be established on a monthly, quarterly, semiannual or annual basis.

Sufficient shares of the Fund will be liquidated (generally on the first business day of the month in which the distribution is scheduled) at net asset value to meet the specified withdrawals with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another fund in the Franklin Group of Funds or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may deplete the investment, and withdrawal payments cannot be considered as actual yield or income since part of such payments may be a return of capital. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Multiple Accounts for Fiduciaries

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Fund. Further information is included in the SAI.

Rights of Accumulation

The cost or current value (whichever is higher) of shares in the Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction), and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares will also be included toward the completion of a Letter of Intent with respect to any of the Franklin Templeton Funds which are sold with a sales charge.

To assist shareholders in obtaining additional information regarding these programs, a list of telephone numbers is included under "How to Get Information Regarding an Investment in the Fund."

Retirement Plans - Tax Deferred Investments

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or Franklin Templeton Trust Company (the "Trust Company") may provide the plan documents and serve as custodian or trustee. A plan document must be adopted for a retirement plan to be in existence.

The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement account with the Trust Company. To obtain a retirement plan brochure or application, call toll free 1-800/DIAL BEN (1-800/342-5236).

Please see "How to Sell Shares of the Fund" for specific information regarding redemptions from retirement accounts. Specific forms are required to be completed for distributions from the Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisers concerning investment decisions within their plans.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege



The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for Class I shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Except as noted under "Retirement Plan Accounts - Limited Class II Exchanges" below, no exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders of Class II Franklin Templeton Funds may, however, elect to direct their dividends and capital gain distributions to the Fund, or to another Franklin Templeton fund for investment at net asset value.

Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to the Class II sales charges for that fund which typically will include a front-end sales charge and a contingent deferred sales charge for the contingency period of 18 months.

Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. Exchanges may be made in any of the following ways:

Exchanges by Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges by Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

Except as noted under "Retirement Plan Accounts - Limited Class II Exchanges" below, the telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in Class I shares of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges by Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Shares of the Fund acquired other than pursuant to the exchange privilege or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of other Class I shares of the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. Exchanges will be effected at the respective net asset values or offering prices of the funds involved at the close of business on the day on which the request is received in proper form.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Limited Class II Exchanges. In situations where assets from retirement plan accounts are temporarily invested in the Fund while awaiting final allocation or investment instructions, and where such final allocation or investment instructions involve Class II shares, Fund shares may be exchanged for Class II shares of the Franklin Templeton Funds. The time period during which the assets were invested in the Fund will not, however, count toward the contingency period for purpose of the contingent deferred sales charge associated with Class II shares. Assets previously subject to a commission by the Franklin Templeton Funds will be precluded from using this limited exchange privilege.

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in Advisers' judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated in "How to Buy Shares of the Fund," also reserve the right to refuse any order for the purchase of shares.


Telephone Transactions



Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - By Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions, dividend option changes and requests for certificates may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares



The net asset value of the shares of the Fund is determined by the Fund at 3:00 p.m. Pacific time each day that the Exchange is open for business. The net asset value per share is calculated by adding the value of all portfolio holdings (i.e., shares of the Portfolio) and other assets, deducting the Fund's liabilities, and dividing the result by the number of Fund shares outstanding.

The valuation of the portfolio securities held by the Portfolio is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Portfolio's use of amortized cost, which facilitates the maintenance of the Portfolio's and the Fund's per share net asset value of $1.00, is permitted by Rule 2a-7. Further information is included under "Determination of Net Asset Value" in the SAI.
How to Get Information Regarding an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Funds. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code 113 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                      Hours of Operation (Pacific time)
Department Name         Telephone No.    (Monday through Friday)
Shareholder Services    1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN   5:30 a.m. to 5:00 p.m.
                                         8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans        1-800/527-2020   5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637   5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance



Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including quotations of its current and effective yield.

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding (that is, the effect of reinvesting dividends paid on both the original share and those acquired from the reinvestment of such dividends).

In each case, performance figures are based upon past performance and will reflect all recurring charges against Fund income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.


General Information



Reports to Shareholders

The Fund's fiscal year ends June 30; prior to December 1994 the Fund had a fiscal year end of November 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Fund was organized as a California corporation on April 8, 1980. The Fund's authorized capital stock consists of five billion shares of no par value. All shares are of one class, have one vote and, when issued, are fully paid and nonassessable. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights.

Shares of the Fund have cumulative voting rights, which means that in all elections of directors, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected at such election and each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates.

The Fund does not intend to hold annual shareholders' meetings. The Fund may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of directors such as that provided in Section 16(c) of the 1940 Act. Whenever the Fund is requested to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its vote in the same proportion as the Fund's shareholders have voted.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than one-half of the required minimum investment, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed, and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

Shares of the Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations.


Account Registrations



An account registration should reflect the investor's intentions as to ownership.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer or similar agreements on file with Distributors. Unless such agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


FRANKLIN
FEDERAL
MONEY FUND


STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777        NOVEMBER 1, 1995
San Mateo, CA 94403-7777  1-800/DIAL BEN



Contents                                 Page

The Fund (See also Prospectus
 "About the Fund")......................    2

Additional Information Regarding
 the Fund's Investment Objective
 and Policies (See also the Prospectus
 "Investment Objective and Policies
 of the Fund")..........................    2

Officers and Directors..................    4

Administration and Other Services
 (See also the Prospectus
 "Administration of the Fund")..........    8

Policies Regarding Brokers Used on
 Portfolio Transactions.................   10

Determination of Net Asset Value
 (See also the Prospectus
"Valuation of Fund Shares").............   10

Additional Information Regarding
 Purchases and Redemptions
of Fund Shares..........................   11

Additional Information Regarding
 Distributions and Taxes................   13

The Fund's Underwriter..................   15

General Information.....................   15

Miscellaneous Information...............   16

Summary of Procedures to
 Monitor Conflicts of Interest..........   17

Financial Statements....................   17


A Prospectus for the Franklin Federal Money Fund (the "Fund"), dated November 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund and may be obtained without charge from the Fund or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S CURRENT PROSPECTUS.


The Fund

The Fund is an open-end, diversified management investment company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund, incorporated under the laws of the state of California on April 8, 1980, has only one class of capital stock of no par value. The purchase of Fund shares does not create a checking or other bank account.


Additional Information Regarding the
Fund's Investment Objective and Policies



As stated in the Prospectus, the investment objective of the Fund is to obtain as high a level of current income as is consistent with capital preservation and liquidity. The Fund seeks to achieve this objective by investing all of its assets in the U.S. Government Securities Money Market Portfolio (the "Portfolio"). The Portfolio is a series of The Money Market Portfolios ("Money Market"), a separate open-end management investment company. The Portfolio in turn invests primarily in marketable securities issued or guaranteed by the U.S. government, by various agencies of the U.S. government and by various instrumentalities which have been established or sponsored by the U.S. government, and repurchase agreements with respect to obligations issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government. The achievement of the Portfolio's objective will depend on market conditions generally and on its investment manager's analytical and portfolio management skills. It should also be noted that because the Portfolio is limiting its investments to high quality securities, there will be a generally lower yield than if the Portfolio purchased securities with a lower rating and correspondingly greater risk. The value of the securities held will fluctuate inversely with interest rates, and therefore there is no assurance that the Portfolio's, and thus the Fund's, objective will be achieved. The investment policies of the Fund are identical to those described herein with respect to the Portfolio except that, in all cases, the Fund is permitted to pursue such policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and limitations as the Fund.

As stated in the Prospectus, the Portfolio may make loans of its portfolio securities in accordance with guidelines adopted by Money Market's Board of Trustees. The lending of securities is a common practice in the securities industry. The Portfolio will engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing cash collateral in short-term, interest bearing obligations or by receiving a loan premium from the borrower. The Portfolio will continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans will be subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

Because the Portfolio will not purchase any instrument with a remaining maturity of greater than 397 calendar days, it is not expected that there will be any reportable annual portfolio turnover rate.

Credit Union Investment Regulations. This section summarizes the Fund's and the Portfolio's investment policies, under which, in the opinion of the Fund and based on the Fund's understanding of laws and regulations governing investments by federal credit unions on September 30, 1994, the Fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Fund and the Portfolio will be subject to the following limitations:

(a) The Fund and the Portfolio will invest only in (1) obligations of, or securities guaranteed as to principal and interest by, the U.S. government or its agencies and instrumentalities, (2) time and savings deposits in financial institutions whose accounts are insured by the FDIC, and (3) mortgage related securities. Mortgage-related securities are interests or participations in, or other securities secured by, first mortgages initiated by state or federally regulated or HUD-approved lenders, and are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As of the date of this SAI, the Fund and the Portfolio do not intend to invest in time and savings deposits and mortgage related securities.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. The Fund and the Portfolio, however, may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Fund or the Portfolio has cash flow projections evidencing its ability to complete the purchase or the Fund or the Portfolio owns the security it has agreed to sell.

(c) Any repurchase agreements, in which the Fund or the Portfolio purchased U.S. government securities subject to resale to a bank or dealer at an agreed-upon price and date, would be subject to these conditions: the value of the U.S. government securities will equal or exceed the initial price of the repurchase agreement, plus interest, and a custodian of the Fund or the Portfolio will hold the U.S. government securities in an account for the benefit of the Fund or the Portfolio.

(d) Although the Fund and the Portfolio do not currently intend to invest in reverse repurchase agreements, in the event that the Fund or the Portfolio were to engage in such transactions, the Fund and the Portfolio would, in addition to abiding by their fundamental policies and the regulations of the Securities and Exchange Commission with respect to borrowing, engage in reverse repurchase transactions involving only securities with maturity dates earlier than the closing date of the reverse repurchase agreement.

(e) The Fund and the Portfolio will not engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds which mature more than ten years after the purchase date.

(f) Although the Fund and the Portfolio do not intend, as of the date of this SAI, to invest in derivative mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which represent non-proportional interests ("tranches" or "classes") in pools of mortgage loans, any investments by the Fund or the Portfolio in such securities would be subject to the following conditions. In general, the Fund and the Portfolio may only invest in a CMO or REMIC which either: (1) based on testing at the time of purchase and at least annually thereafter, has an average life which would be extended or shortened by less than 6 years under modeling scenarios where mortgage commitment rates immediately rise or fall 300 basis points; or (2) has an adjustable rate which (i) resets at least annually, (ii) may rise to a maximum allowable rate at least 300 basis points above the rate at the time of purchase, and (iii) adjusts directly with (rather than inversely to or as a multiple of) the interest rate index on which it is based. In addition, the Fund and the Portfolio may hold derivative mortgage-backed securities which fail these tests at the time of investment or at the time of any subsequent test, provided that the securities are held solely to reduce interest rate risk and that the Fund or the Portfolio confirms on a quarterly basis that the security will reduce the Fund's or the Portfolio's interest rate risk, using a monitoring and reporting system which enables the Fund and the Portfolio to evaluate the actual and expected performance of the security under different interest rate scenarios.

Investment Restrictions

The Fund has adopted the following restrictions as additional fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 10% of the total asset value.

 2. Make loans, except (a) through the purchase of debt securities in accordance with the investment objectives and policies of the Portfolio, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described above.

 3. Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 4. Buy any securities "on margin" or sell any securities "short," except that it may use such short- term credits as are necessary for the clearance of transactions.

 5. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" or write covered call options in accordance with its stated investment policies.

 6. Purchase securities in private placements or in other transactions, for which there are legal or contractual restrictions on resale and which are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such securities or repurchase agreements, except that, to the extent this restriction is applicable, the Fund may purchase, in private placements, shares of another registered investment company having the same investment objectives and policies as the Fund.

 7. Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

 8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

 9. Invest in any issuer for purposes of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

10. Purchase securities from or sell to the Fund's officers and directors, or any firm of which any officer or director is a member, as principal, or retain securities of any issuer if, to the knowledge of the Fund, one or more of the Fund's officers, directors, or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and all of such officers and directors together own beneficially more than 5% of such securities.

If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

As noted in the Prospectus, Money Market's trustees have elected to value the Portfolio's assets in accordance with Rule 2a-7 under the 1940 Act. This rule also imposes various restrictions on the Portfolio which are, in some cases, more restrictive than the Portfolio's other stated fundamental policies and investment restrictions. The rule provides that any fund which holds itself out as a money market fund must follow certain portfolio provisions of the rule regarding the maturity and quality of each portfolio investment, and the diversity of such investments. The Portfolio must comply with the provisions of Rule 2a-7 unless its shareholders vote to change its policy of being a money market fund.


Officers and Directors



The Board of Directors has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and directors and their principal occupations for the past five years are listed below. Directors who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

 Frank H. Abbott, III (74)    Director
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.


 Harris J. Ashton (63)        Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (63)     Director
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (80)     Director
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Director

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)  President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (66)      Director
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

*William J. Lippman (70)      Director
 One Parker Plaza
 Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (67)       Director
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and president, National Association of Securities Dealers, Inc..

 Harmon E. Burns (50)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (63)    Vice President -
 777 Mariners Island Blvd.    Financial
 San Mateo, CA 94404          Reporting and
                              Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (46)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Diomedes Loo-Tam (56)        Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting
                              Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.



 Edward V. McVey (58)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

 Thomas J. Runkel (37)        Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Employee of Franklin Advisers, Inc. and officer of four of the funds in the Franklin Group of Funds.



 Richard C. Stoker (58)       Vice President
 11615 Spring Ridge Rd.
 Potomac, Maryland 20854

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the funds in the Franklin Group of Funds.

 R. Martin Wiskemann (68)     Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The officers and directors of the Fund are also officers and trustees of Money Market, except William J. Lippman, director of the Fund, Thomas J. Runkel and Richard C. Stoker, officers of the Fund, are not officers or trustees of Money Market. The following trustee of Money Market is not an officer or director of the Fund:

 Charles E. Johnson (39)      President
 777 Mariners Island Blvd.    and Trustee
 San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

The Board of Directors, with all disinterested directors as well as the interested directors voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having substantially the same persons serving on the Fund's Board of Directors and Money Market's Board of Trustees. The Board of Directors has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest."

Directors not affiliated with the Fund's administrator ("nonaffiliated directors") are currently paid fees of $75 per month plus $75 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                    Total Fees Total Fees Received from  Number of Boards in the
                                     Received  the Franklin Templeton  Franklin Templeton Group of
Name                                 from Fund*   Group of Funds**    Funds on which Each Serves***
Frank H. Abbott, III...............    $1,050          $176,870                   31
Harris J. Ashton...................    $1,050          $318,125                   56
S. Joseph Fortunato................    $1,050          $334,265                   58
David W. Garbellano................    $1,050          $153,300                   30
Frank W.T. LaHaye..................    $1,050          $150,817                   26
Gordon S. Macklin..................    $1,050          $301,885                   53


*For the seven month period ended June 30, 1995.

**For the calendar year ended December 31, 1994.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based funds or series.



Nonaffiliated directors are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of August 8, 1995, the officers and directors, as a group, owned of record and beneficially approximately 291,370 shares or less than 1% of the total outstanding shares of the Fund. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


Administration and Other Services



The administrator of the Fund is Franklin Advisers, Inc. ("Advisers"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. Advisers and other subsidiary companies of Resources currently manage over $129 billion in assets for more than 3.9 million shareholders.

The administration agreement with Advisers provides for various administrative, statistical, and other services for the Fund. Pursuant to the administration agreement, the Fund is obligated to pay Advisers (as administrator) a monthly fee equal to an annual rate of 91/200 of 1% for the first $100 million of the Fund's average daily net assets; 33/100 of 1% of the Fund's average daily net assets over $100 million up to and including $250 million; and 7/25 of 1% of the Fund's average daily net assets in excess of $250 million.


Pursuant to a separate management agreement with Money Market on behalf of the Portfolio, Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolio to purchase, hold or sell, and the selection of brokers or dealers through whom the Portfolio's security transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of Money Market to whom Advisers renders periodic reports of the investment activities of the Portfolio. Under the terms of the management agreement, Advisers furnishes the Portfolio with office space and office furnishings, facilities and equipment required for managing the business affairs of the Portfolio; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Portfolio and the Fund. The Portfolio, in which the Fund invests all of its assets, is obligated to pay Advisers a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Portfolio as prescribed by any state in which the Portfolio's shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of average net assets of the fund, 2% of the next $70 million of average net assets of the fund and 1.5% of average net assets of the fund in excess of $100 million. Expense reductions have not been necessary based on state requirements. There is no management agreement for the Fund.

As noted in the Prospectus, under advance agreement, Advisers has agreed to limit its management fees from the Portfolio to ensure that the total aggregate operating expenses of the Fund and the Portfolio are not higher than what the Fund's total operating expenses would have been under the terms of the prior management agreement with the Fund. The management fee which would have been incurred by the Portfolio, absent a fee reduction by Advisers, for the Portfolio's fiscal years ended June 30, 1994 and 1995 were $355,778 and $634,994, respectively. The management fees actually paid by the Portfolio to Advisers for the Portfolio's fiscal years ended June 30, 1994 and 1995 were $304,633 and $581,495, respectively.

Prior to August 1, 1994, the Fund's assets were managed pursuant to a management agreement with Advisers. Management fees for the fiscal year ended November 30, 1993 and for the eight month period ended July 31, 1994 were $764,375 and $615,344, respectively. Administration fees for the four month period ended November 30, 1994 and the seven month period ended June 30, 1995 were $242,157 and $347,517, respectively.

See the Statement of Operations in the financial statements included in the Annual Report to Shareholders for details of these expenses.

The management agreement for the Portfolio is in effect until February 29, 1996. Thereafter, it may continue in effect for successive annual periods, providing such continuance is specifically approved at least annually by a vote of the Money Market's Board of Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, and in either event by a majority vote of Money Market's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of Money Market), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Portfolio on 30 days written notice or by Advisers on 60 days written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Portfolio and the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal period ended June 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report.


Policies Regarding Brokers
Used on Portfolio Transactions



The Fund will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Portfolio. Under the Portfolio's management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Portfolio's securities is made by Advisers in accordance with criteria set forth in the management agreement and any directions which the Board of Trustees of Money Market may give. As noted in the Prospectus, since most purchases by the Portfolio are principal transactions at net prices, the Portfolio incurs little or no brokerage costs or transfer taxes.

Advisers makes the investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Portfolio. In executing portfolio transactions, Advisers seeks the most favorable prices consistent with the best execution of the orders. So long as Advisers believes it is obtaining the best execution, it will give consideration in placing portfolio transactions to broker-dealers furnishing research, statistical or factual information or wire or other services to the Portfolio or Advisers, including appraisals or valuations of portfolio securities of the Portfolio. While the information and services provided by broker-dealers are useful in varying degrees and would generally reduce the amount of research or services otherwise performed by Advisers and thus reduce its expenses, they are of indeterminable value and will not reduce the management fee payable to Advisers by the Portfolio.

Depending on Advisers' view of market conditions, the Portfolio may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the ask price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above. No broker or dealer affiliated with the Fund, the Portfolio, or with Advisers may purchase securities from, or sell securities to, the Fund or the Portfolio.

If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio.

During the fiscal years ended June 30, 1994 and 1995, the Portfolio paid no brokerage commissions. During the fiscal years ended November 30, 1994 and the seven month period ended June 30, 1995, the Fund paid no brokerage commissions. As of June 30, 1995, neither the Portfolio nor the Fund owned securities of their regular broker-dealers.


Determination of Net Asset Value



As noted in the Prospectus, the net asset value per share for purposes of both the purchase and redemption of shares is determined by the Fund on each day that the Exchange is open for business. Valuation is currently made as of 3:00 p.m. Pacific time. As of the date hereof, the Fund is informed that the Exchange intends to close in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund is calculated by adding the value of all securities and other assets in the Fund's portfolio (i.e., shares of the Portfolio), deducting the Fund's liabilities, and dividing by the number of shares outstanding.

The valuation of the portfolio securities of the Portfolio is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost, which facilitates the maintenance of the Portfolio's and the Fund's per share net asset value of $1.00, is permitted by a rule adopted by the Securities and Exchange Commission ("SEC"). Pursuant to this rule, the Portfolio must adhere to certain conditions. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those United States dollar-denominated instruments that the Board of Trustees of Money Market determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies.

The trustees of Money Market have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Portfolio's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value, calculated by using available market quotations, deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


Additional Information Regarding
Purchases and Redemptions
of Fund Shares



Effectiveness of Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day all shares in the account are redeemed.

Payments transmitted by wire and received by the custodian and reported by the custodian to the Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received. Wire payments received or reported by the custodian to the Fund after that time will normally be effective on the next business day. Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System and longer for most other checks. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Checks drawn in United States funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to the shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Fund's transfer agent. Share certificates will not be issued unless requested by the investor, and no certificates will be issued for fractional shares at any time. No certificates will be issued to shareholders who have elected redemption by check or by preauthorized bank or brokerage firm account methods of withdrawing cash from their accounts. To open an account in the name of a corporation, a resolution of the corporation's Board of Directors will be required.

The Fund reserves the right to reject any order for the purchase of shares of the Fund and to waive minimum investment requirements. In addition, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter.

Shareholder Redemptions

All requests for redemption, all share certificates and all share assignments should be sent to the Fund, c/o Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will make payment for all redemptions within seven days after receipt of such redemption request in proper form. The Fund reserves the right, however, to suspend redemptions or postpone the date of payment (1) for any periods during which the Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilizes is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC, by order, may permit for the protection of the Fund's shareholders.

In connection with exchanges (see "Exchange Privilege" in the Prospectus), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which Fund shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

Use of the exchange privilege in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the directors reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $250 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $500.

Reports to Shareholders

The Fund sends annual and semiannual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Fund's Shareholder Services Agent may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as processing a large number of checks each month. Such fees for special services to such shareholders will not increase the expenses borne by the Fund.

As noted in the Prospectus, special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Fund. The institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them or they may be added at a later date by written advice or by filing forms supplied by the Fund. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the Fund are applicable to each sub-account. The Fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

Further, the Fund will provide to each institution, on a quarterly basis, or more frequently as requested, a statement which will set forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.


Additional Information Regarding
Distributions and Taxes



Distributions

Distributions and distribution adjustments resulting from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities are required to maintain a stable net asset value of $1.00 and may result in under or over distributions of investment company taxable income by the Portfolio to the Fund, which may impact distributions to the Fund's shareholders.

The Fund's daily dividend is derived from the income dividends paid by the Portfolio. The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities, which are then taken into account in determining distributions to Fund shareholders. Because the Portfolio, however, under normal circumstances, is composed of short-term securities, it does not expect to realize any long-term capital gains or losses. Any net short-term or long-term capital gains which are realized by the Portfolio (adjusted for any daily amounts of unrealized appreciation or depreciation reported above and taking into account any capital loss carryovers) may generally be distributed to Fund shareholders once each year and may be distributed more frequently if necessary in order to avoid federal excise taxes. Any distributions of capital gain to the Fund will be reinvested in the form of additional shares of the Fund at net asset value, unless the shareholder has previously elected on the Shareholder Application or filed written instructions with the Fund's transfer agent to have them paid in cash.

As noted in the Prospectus, the Fund declares dividends for each day that the Fund's net asset value is calculated equal to all of its daily income dividends from the Portfolio, payable to shareholders of record as of the close of business the preceding day.

Shareholders who so request may have their dividends paid out monthly in cash. The shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last bank business day of the month and the proceeds will be paid to them in cash. If a shareholder withdrew the entire amount in the shareholder's account at any time during the month, all dividends accrued with respect to such account during the month to the time of withdrawal would be paid in the same manner and at the same time as the proceeds of withdrawal. Each Fund shareholder will receive a monthly summary of the shareholder's account, including information as to dividends reinvested or paid.

The Board of Directors reserves the right to revise the above dividend policy or postpone the payment of dividends, if warranted in its judgment, due to unusual circumstances such as a large expense, loss or unexpected fluctuation in net assets.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares until new instructions are received.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if the shareholder's mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Additional Information on Taxation

The Fund and the Portfolio intend to continue to qualify for treatment as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains derived from the Portfolio, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay these dividends in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Distributions to Fund shareholders, which are derived from the Portfolio from the excess of net long-term capital gain over net short-term capital loss, are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions.

Since the Fund's income is derived from income dividends of the Portfolio, rather than qualifying dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended June 30, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a capital gain or loss. Any loss incurred on the redemption or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. However, since the Fund seeks to maintain a stable net asset value of $1.00 for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon redemption or exchange of Fund shares.


The Fund's Underwriter



Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the underwriting agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


General Information



Performance

As noted in the Prospectus, the Fund may, from time to time, quote various performance figures to illustrate the Fund's past performance.

Current Yield

Current yield reflects the interest income per share earned by the Fund's portfolio investments.

Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for the Fund for the seven-day period ended on June 30, 1995 was 4.93%.

Effective Yield

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Effective yield for the Fund for the seven-day period ended on June 30, 1995 was 5.06%.

This figure was obtained using the SEC formula:

                                                365/7
     Effective Yield = [(Base Period Return + 1)      ]-1

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation published by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long term government bonds, Treasury bills, and inflation.

g) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines - provide performance statistics over specified time periods.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds(R) and Templeton Group of Funds.

Other Features and Benefits

The Fund may help investors achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.


Miscellaneous Information



The Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $129 billion in assets under management for more than 3.9 million shareholder accounts and offers 115 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

As of August 3, 1995, the only shareholder of the Fund known to hold beneficially or of record more than 5% of the Fund's outstanding shares is:



Shareholder            Share Amount Percentage

Mary Nuanes &
 Elizabeth Tegart &
Denise Malloy &
Alice Cassese,
Trustees
Harry A. Brittingham,
Revocable Trust
UDT
September 13, 1989
921 Benedict Canyon
Beverly Hills, California
90210-2842........... 10,712,343.606   8.56%

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Access persons of the Franklin Templeton Group, as defined in Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance;
(2) copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter a report of all securities transactions must be provided to the compliance officer; (3) in addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


Summary of Procedures
to Monitor Conflicts of Interest



The Board of Trustees of Money Market, on behalf of its series ("master funds"), and the Board of Directors of the Fund ("feeder fund"), (both of which, except in the case of one director and one trustee, are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder fund in this format. Such potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds which could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level which may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Board of Trustees and the Board of Directors have adopted certain procedures, pursuant to which i) management of the master fund and the feeder fund will, on a yearly basis, report to each board, including the independent members of each board, on the operation of the master/feeder fund structure; ii) the independent trustees/directors will have ongoing responsibility for reviewing all proposals at the master fund level to determine whether any proposal presents a potential for a conflict of interest and to the extent any other potential conflicts arise prior to the normal annual review, they will act promptly to review the potential conflict; iii) if the independent trustees/directors determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether such apparent potential conflict of interest will impede the operation of the constituent feeder fund and the interests of the feeder fund's shareholders; and iii) upon receipt of the analysis, such trustees/directors shall review the analysis and present their conclusion to the full boards.

If no actual conflict is deemed to exist, the independent trustees/directors will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full boards submit the potential conflict to shareholders for resolution; iii) recommend to the full boards that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full boards that a new group of trustees/directors be recommended to shareholders for approval; or v) recommend such other action as may be considered appropriate.


Financial Statements



The financial statements contained in the Annual Report to Shareholders of the Fund dated June 30, 1995, including the auditors' report, are incorporated herein by reference.